MUNIYIELD
NEW YORK
INSURED
FUND, INC.




FUND LOGO




Semi-Annual Report

April 30, 1998


Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYN


This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MuniYield New York Insured Fund, Inc.


TO OUR SHAREHOLDERS


For the six months ended April 30, 1998, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.499 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.44%, based on a month-end per share net asset value of $15.62. Over the same period, the total investment return on the Fund's Common Stock was +2.36%, based on a change in per share net asset value from $15.89 to $15.62, and assuming reinvestment of $0.504 per share income dividends and $0.141 per share capital gains distributions.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Stock had an average yield of 3.56% for Series A and 3.61% for Series B.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.


MuniYield New York Insured Fund, Inc.
April 30, 1998


It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
For the six-month period ended April 30, 1998, we maintained our strategy to manage the Fund with an emphasis on enhancing current income. For the period, the Fund had an above-average level of income as compared to similar New York insured tax-exempt funds, stemming from its advantage of being one of the more mature leveraged portfolios. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)

In recent months, our efforts were focused toward balancing this high-coupon structure with more performance-based positions that are particularly sensitive to interest rate moves. These additions would provide greater total return should the general level of interest rates resume their anticipated decline later this year. We are confident that debt securities will be well supported going forward given a growing Federal budget surplus, a corresponding scaling back in Treasury bond issuance, and a historically low level of inflation expectations. Furthermore, when the New York municipal calendar of new issuance subsides, we expect the technical position of the municipal market to improve, possibly leading to significant price appreciation. Since New York municipal bonds are currently at historically attractive percentages relative to their taxable counterparts, we believe a more aggressive stance is warranted within the Fund's portfolio mix. However, it should be noted that a more aggressive investment strategy does not mean that we will lower the credit quality of portfolio investments. Inordinately tight credit quality spreads have led us to purposely utilize less than the maximum percentage of investments that can be allocated to non-insured debt, with over 95% of total assets rated AAA insured.

We appreciate your ongoing interest in MuniYield New York Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager

May 29, 1998





MuniYield New York Insured Fund, Inc.
April 30, 1998


PORTFOLIO INSURANCE


MuniYield New York Insured Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:
                                                  Percent of
S&P Rating/Moody's Rating                         Net Assets

AAA/Aaa                                             85.3%
AA/Aa                                               6.5
A/A                                                 1.8
NR (Not Rated)                                      3.0
Other++                                             0.1

[FN]
++Temporary investments in short-term municipal securities.


MuniYield New York Insured Fund, Inc.
April 30, 1998


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield New York Insured Fund, Inc.
April 30, 1998


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings   Amount                              Issue                                                   (Note 1a)

New York--96.7%
AAA      Aaa    $ 6,095   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                          Series RI-97-7, 7.42% due 12/15/2023 (g)(h)                                           $  6,834

AAA      Aaa      8,200   Buffalo, New York and Fort Erie, Ontario, Canada, Public Bridge Authority,
                          Toll Bridge System Revenue Bonds, 5.75% due 1/01/2025 (d)                                8,482

AAA      Aaa     20,620   Metropolitan Transportation Authority, New York, Transportation Facilities
                          Revenue Bonds, Series J, 6.50% due 7/01/2002 (c)(e)                                     22,670

                          New York City, New York, GO, UT:
AAA      Aaa     10,000     RITR, Series 33, 6.24% due 8/01/2027 (d)(h)                                            9,938
BBB+     A3       4,255     Refunding, Series B, 6.375% due 8/01/2012                                              4,626
BBB+     A3         180     Series B, 6.375% due 8/15/2005 (e)                                                       201

                          New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                          Revenue Bonds:
AAA      Aaa      1,000     Refunding, Fiscal 1997-Series A, 5.375% due 6/15/2026 (g)                              1,001
AAA      Aaa     22,500     Series B, 5.75% due 6/15/2026 (d)                                                     23,322
AAA      Aaa      5,000     Series B, 5.50% due 6/15/2027 (d)                                                      5,058
AAA      Aaa      9,625     Series D, 4.75% due 6/15/2025 (d)                                                      8,764

AA       Aa3      5,165   New York City, New York, Transitional Finance Authority Revenue Bonds,
                          Series B, 4.75% due 11/15/2016                                                           4,803

                          New York State Dormitory Authority Revenue Bonds:
AAA      Aaa      4,400     (City University System), Series C, 7.50% due 7/01/2010 (c)                            5,448
AAA      Aaa      7,070     (City University System), Series C, 7% due 7/01/2014 (c)                               7,574
AAA      Aaa      6,365     (City University System), Third Resolution-Series 1, 6.25% due 7/01/2004 (b)(e)        7,084
AAA      Aaa     10,000     (Mental Health Services Facilities), Series B, 5% due 2/15/2023 (g)                    9,535
AAA      Aaa      2,000     (New School for Social Research), 5.75% due 7/01/2026 (d)                              2,082
AAA      Aaa     25,000     Refunding (New York and Presbyterian Hospital), 4.75% due 8/01/2027 (b)(f)            22,862
AAA      Aaa      3,150     Refunding (Rochester Institute Technology), 5.25% due 7/01/2022 (d)                    3,107
AAA      Aaa      6,000     Refunding (Siena College), 5.75% due 7/01/2026 (d)                                     6,246
AAA      Aaa      4,250     Refunding (United Hospital Health Services), 5.375% due 8/01/2027 (b)                  4,240
AAA      Aaa      7,935     (Southside Hospital), 5% due 2/15/2025 (d)                                             7,498

AAA      Aaa     10,250   New York State Energy Research and Development Authority, Gas Facilities Revenue
                          Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)              11,109

A1+      NR*        200   New York State Energy Research and Development Authority, PCR (Niagara Power
                          Corporation Project), VRDN, AMT, Series B, 4.10% due 7/01/2027 (a)                         200

AAA      Aaa      2,975   New York State Enviromental Facilities Corporation, Special Obligation Revenue
                          Refunding Bonds (Riverbank State Park), 5.50% due 4/01/2016 (b)                          3,044


MuniYield New York Insured Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings   Amount                              Issue                                                   (Note 1a)

New York (concluded)
AAA      Aaa    $ 3,965   New York State Local Government Assistance Corporation, Refunding,
                          Series B, 4.875% due 4/01/2020 (d)                                                    $  3,724

                          New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA      Aaa      2,790     (Health Center Project-Secured Mortgage), Series A, 6.375% due 11/15/2019 (b)          3,115
AAA      Aaa      1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (g)                            2,014
AAA      Aaa      1,000     (Long-Term Health Care), Series D, 6.50% due 11/01/2015 (g)                            1,086
AAA      Aaa      8,335     (Mental Health Services Facilities), Series A, 6.375% due 8/15/2017 (c)                8,954
AAA      Aaa      1,000     (New York Hospital Mortgage), Series A, 6.75% due 2/15/2005 (b)(e)(f)                  1,144
AAA      Aaa      7,250     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (b)(e)(f)                  8,312
AAA      Aaa     10,000     Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)             10,807

NR*      Aaa      7,900   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24, 6.97% due
                          10/01/2028 (h)                                                                           8,275

                          New York State Thruway Authority, Highway and Bridge Trust Fund, UT,
                          Series B (c)(e):
AAA      Aaa      3,000     6% due 4/01/2004                                                                       3,291
AAA      Aaa      8,000     6.25% due 4/01/2004                                                                    8,878

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1       5,000     69th Series, 7.125% due 6/01/2025                                                      5,304
AA-      A1       5,000     72nd Series, 7.35% due 10/01/2002 (e)                                                  5,633
AA-      A1       2,465     92nd Series, 4.75% due 1/15/2029                                                       2,226
AAA      Aaa      2,180     Refunding, AMT, UT, 97th Series, 6.50% due 7/15/2019 (c)                               2,349

A1+      VMIG1++    200   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                          (Versatile Structure Obligation), VRDN, Series 3, 4.05% due 6/01/2020 (a)                  200

AAA      Aaa      5,700   Syracuse, New York, COP (Syracuse Hancock International Airport), AMT, 6.50% due
                          1/01/2017 (c)                                                                            6,106

Total Investments (Cost--$256,090)--96.7%                                                                        267,146

Other Assets Less Liabilities--3.3%                                                                                9,243
                                                                                                                --------
Net Assets--100.0%                                                                                              $276,389
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)FHA Insured.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield New York Insured Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$256,090,266) (Note 1a)                         $267,145,670
                    Cash                                                                                       5,210,528
                    Receivables:
                      Securities sold                                                      $  5,199,350
                      Interest                                                                4,138,832        9,338,182
                                                                                           ------------
                    Prepaid expenses and other assets                                                             13,322
                                                                                                            ------------
                    Total assets                                                                             281,707,702
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    5,139,815
                      Investment adviser (Note 2)                                               114,795        5,254,610
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        63,837
                                                                                                            ------------
                    Total liabilities                                                                          5,318,447
                                                                                                            ------------

Net Assets:         Net assets                                                                              $276,389,255
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (3,400 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 85,000,000
                      Common Stock, par value $.10 per share (12,256,364 shares
                      issued and outstanding)                                              $  1,225,636
                    Paid-in capital in excess of par                                        171,310,306
                    Undistributed investment income--net                                      2,864,651
                    Undistributed realized capital gains on investments--net                  4,933,258
                    Unrealized appreciation on investments--net                              11,055,404
                                                                                           ------------
                    Total--Equivalent to $15.62 net asset value per share of
                    Common Stock (market price--$15.6875)                                                    191,389,255
                                                                                                            ------------
                    Total capital                                                                           $276,389,255
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield New York Insured Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  7,834,988
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    685,290
                    Commission fees (Note 4)                                                    104,845
                    Professional fees                                                            38,448
                    Accounting services (Note 2)                                                 27,410
                    Transfer agent fees                                                          22,509
                    Listing fees                                                                 12,381
                    Directors' fees and expenses                                                 11,675
                    Custodian fees                                                               10,960
                    Printing and shareholder reports                                              6,140
                    Pricing fees                                                                  4,852
                    Other                                                                        11,447
                                                                                           ------------
                    Total expenses                                                                               935,957
                                                                                                            ------------
                    Investment income--net                                                                     6,899,031
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          6,795,843
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (7,603,806)
(Loss)on                                                                                                    ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,091,068
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                           Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                        April 30, 1998    Oct. 31, 1997
Operations:         Investment income--net                                                 $  6,899,031     $ 13,937,912
                    Realized gain on investments--net                                         6,795,843        4,164,812
                    Change in unrealized appreciation on investments--net                    (7,603,806)       1,553,036
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,091,068       19,655,760
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (5,551,597)     (10,993,544)
Shareholders          Preferred Stock                                                        (1,059,491)      (2,826,998)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                           (2,282,779)        (799,349)
                      Preferred Stock                                                          (580,244)        (198,679)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,474,111)     (14,818,570)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               2,665,551          658,515
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (717,492)       5,495,705
                    Beginning of period                                                     277,106,747      271,611,042
                                                                                           ------------     ------------
                    End of period*                                                         $276,389,255     $277,106,747
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,864,651     $  2,576,708
                                                                                           ============     ============


                    See Notes to Financial Statements.



MuniYield New York Insured Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                 For the
                                                                   Six
The following per share data and ratios have been derived         Months
from information provided in the financial statements.            Ended
                                                                April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            1998      1997        1996         1995        1994
Per Share           Net asset value, beginning of period        $  15.89   $  15.49    $  15.64    $  14.17     $  16.85
Operating                                                       --------   --------    --------    --------     --------
Performance:        Investment income--net                           .57       1.15        1.15        1.19         1.20
                    Realized and unrealized gain (loss)
                    on investments--net                             (.05)       .48        (.03)       1.58        (2.67)
                                                                --------   --------    --------    --------     --------
                    Total from investment operations                 .52       1.63        1.12        2.77        (1.47)
                                                                --------   --------    --------    --------     --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.46)      (.91)       (.91)       (.92)        (.97)
                      Realized gain on investments--net             (.19)      (.07)         --        (.10)        (.05)
                      In excess of realized gain on
                      investments--net                                --         --        (.10)         --           --
                                                                --------   --------    --------    --------     --------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.65)      (.98)      (1.01)      (1.02)       (1.02)
                                                                --------   --------    --------    --------     --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                      (.09)      (.23)       (.23)       (.26)        (.18)
                        Realized gain on investments--net           (.05)      (.02)         --        (.02)        (.01)
                        In excess of realized gain on
                        investments--net                              --         --        (.03)         --           --
                                                                --------   --------    --------    --------     --------
                    Total effect of Preferred Stock
                    activity                                        (.14)      (.25)       (.26)       (.28)        (.19)
                                                                --------   --------    --------    --------     --------
                    Net asset value, end of period              $  15.62   $  15.89    $  15.49    $  15.64     $  14.17
                                                                ========   ========    ========    ========     ========
                    Market price per share, end of period       $15.6875   $ 15.875    $ 14.875    $ 14.375     $  12.25
                                                                ========   ========    ========    ========     ========

Total Investment    Based on market price per share                2.90%+++  13.79%      10.79%      26.40%      (20.49%)
Return:**                                                       ========   ========    ========    ========     ========
                    Based on net asset value per share             2.36%+++   9.37%       6.04%      18.89%       (9.94%)
                                                                ========   ========    ========    ========     ========

Ratios to Average   Expenses                                        .68%*      .70%        .70%        .71%         .70%
Net Assets:***                                                  ========   ========    ========    ========     ========
                    Investment income--net                         5.03%*     5.09%       5.11%       5.42%        5.28%
                                                                ========   ========    ========    ========     ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                $191,389   $192,107    $186,611    $188,354     $170,670
                                                                ========   ========    ========    ========     ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                $ 85,000   $ 85,000    $ 85,000    $ 85,000     $ 85,000
                                                                ========   ========    ========    ========     ========
                    Portfolio turnover                            36.23%     81.73%      80.59%      88.17%       41.26%
                                                                ========   ========    ========    ========     ========

Leverage:           Asset coverage per $1,000                   $  3,252   $  3,260    $  3,195    $  3,216     $  3,008
                                                                ========   ========    ========    ========     ========

Dividends Per Share Series A--Investment income--net            $    310   $    826    $    819    $    935     $    673
On Preferred Stock                                              ========   ========    ========    ========     ========
Outstanding:++      Series B--Investment income--net            $    313   $    837    $    807    $    904     $    593
                                                                ========   ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield New York Insured Fund, Inc.
April 30, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $108,165,515 and $97,728,621, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains


Long-term investments             $ 6,521,743    $11,055,404
Financial futures contracts           274,100             --
                                  -----------    -----------
Total                             $ 6,795,843    $11,055,404
                                  ===========    ===========

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,055,404, of which $12,919,620 related to appreciated securities and $1,864,216 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $256,090,266.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and during the year ended October 31, 1997 increased by 167,929 and 41,692, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were:
Series A, 3.49% and Series B, 4.30%.

As of April 30, 1998, there were 3,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $40,080 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074171 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.